EXHIBIT 10.16





                                   HEMOBIOTECH


                            TEXAS TECH - HEMOBIOTECH

                             JOINT BLOOD SUBSTITUTE

                                     PROJECT







                                   PHASE III:

                          IND PROCESS AND HEMOTECH(TM)

                                  MANUFACTURING







                          JANUARY 2006 - DECEMBER 2006

PROJECT TITLE:                             TEXAS TECH-HEMOBIOTECH JOINT BLOOD SUBSTITUTE PROJECT
                                           PHASE III: IND PROCESS AND HEMOTECH(TM) MANUFACTURING

PROJECT DIRECTOR (at HemoBioTech, Inc.):   ARTHUR P. BOLLON, PHD
                                           Chairman, President & CEO
                                           HemoBioTech, Inc.
                                           14221 Dallas Parkway Suite 1500
                                           Dallas, TX 75254
                                           Tel: 214-540-8411; Fax: 214-540-8416
                                           e-mail: arthurb@flash.net
                                           http://www.hemobiotech.com

PROJECT PRINCIPAL                          JAN SIMONI, DVM, PHD
INVESTIGATOR                               Co-Inventor of HemoTech(TM)
(at TTUHSC):                               Associate Research Professor of Surgery and Internal
                                           Medicine
                                           Texas Tech University Health Sciences Center
                                           School of Medicine
                                           3601 4th Street, Office 3A119A
                                           Lubbock, TX 79430-8312
                                           Tel: 806-743-2460 x 246; Fax: 806-743-2113
                                           e-mail: jan.simoni@ttuhsc.edu

DATES OF THE ENTIRE PROPOSED PERIOD:       January 1, 2006 - December 31, 2006

TOTAL DIRECT COST REQUESTED                The down payment of approx. $286,999 will initiate Phase III of
FOR THE PROJECT: INITIAL DOWN              the SRA Project. The exact cost of the entire Phase III will be
PAYMENT OF $286,999                        determined during the course of the Project. The budget will be adjusted  at least  semi-annually  and will  reflect the dollar amount necessary to cover the costs of the procedures needed to comply with any CRO and FDA  recommendations  regarding the IND and clinical  trial stages.  Since,  as of December  2005,  the
                                           Texas Tech SRA Team and  HemoBioTech,  Inc.  are unaware of any outcomes  of the  future  FDA  meetings,  it is  impossible  to predict  the  exact  cost of  Phase  III of the  Project.  This includes,  but  is not  limited  to,  the  total  costs  of any consumables,  equipment, services, labor compensation,  related
                                           overhead   and  any  other   relevant   expenses   needed   for
                                           satisfactory completion of the Project. However, the total cost should not exceed  the  amount  presented  in the budget of the
                                           Business Plan.

PERFORMANCE SITES:                         Department of Surgery, Division of Blood Substitutes
                                           Department of Surgery
                                           Texas Tech University Health Sciences Center

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


                                           3601 4th Street, 3A119A, 3A131, 3A134, 3A135 & 3A136
                                           Lubbock, TX 79430, and
                                           Texas Tech New Deal Farm
                                           East of New Deal, TX 79405

APPLICANT ORGANIZATION:                    Texas Tech University Health Sciences Center
                                           Lubbock, TX 79430

TYPE OF ORGANIZATION:                      State

ORGANIZATIONAL COMPONENT TO                School of Medicine
RECEIVE CREDIT FOR GRANT:

OFFICIAL SIGNING FOR APPLICANT             BARBARA C. PENCE, PhD, Assoc. Dean/Assoc. VP
ORGANIZATION:                              Office of Research and Graduate School
                                           Texas Tech University Health Sciences Center
                                           3601 4th Street, Room ZB.106
                                           Lubbock, TX 79430-6206
                                           Tel:  806-743-2556; Fax: 806-743-2656
                                           Email:   Barbara.Pence@ttuhsc.edu
                                           Signature:
                                           Date:

OFFICIAL IN BUSINESS OFFICE TO BE          JUNE HOWARD, Director
NOTIFIED ABOUT THIS FUNDING:               Office of Sponsored Program, TTUHSC
                                           3601 4th Street, Office 2B107
                                           Lubbock, TX 79430-6271
                                           Tel:  806-743-2960; Fax: 806-743-2656
                                           Signature:
                                           Date:

PRINCIPAL
INVESTIGATOR                                Date:
SIGNATURE:


1.       PROJECT DESCRIPTION:

The proposed project represents a continuation of the joint effort between Texas Tech University Health Sciences Center (TTUHSC) and HemoBioTech, Inc. with an objective to commercialize HemoTech(TM), the Texas Tech developed blood substitute product. The legal basis for such an activity is the Sponsored Research Agreement (SRA) and License Agreement between Texas Tech University Health Sciences Center (a licensor) and HemoBioTech, Inc (a licensee).

After successful completion of PHASE 1(2002-04) of the project that included:

      o  creation of a company structure;

      o  development of the business plan; and

      o  intellectual/scientific/technical   support   during  the   process  of
         searching for an initial venture capital;

the Texas Tech SRA team led by Dr. Simoni, completed in 2005 PHASE II of the Project, which consisted of:

      o  completion and submission to the U.S. Patent and Trademark  Office of a
         new  patent  on  the  method  for   stimulating   erythropoiesis   with
         HemoTech(TM) (PROJECT I),

      o transfer of the CMC, pre-clinical and clinical research data into digital pdf format (PROJECT II),

      o analysis and summarization of the CMC, pre-clinical and clinical research data for IND application (PROJECT III),

      o renovation and sanitation of the Texas Tech Blood Substitute Production Facility (PROJECT IV), and

      o  establishment of the animal blood donor facility (PROJECT V).

Each project in Phase I and II was done at Texas Tech University using the Texas Tech intellectual and technical resources. Phase II was paid for by HemoBioTech, Inc. in the amount of $230,503. Texas Tech did not charge HemoBioTech, Inc. for Phase I of the Project. Any unused funds (approx. $41,500) from Phase II will be automatically transferred to the budget of Phase III.


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

On November 11, 2005 the SRA Team was asked to provide further assistance to the licensee, HemoBioTech, Inc. As requested by Dr. Arthur P. Bollon, Chairman, President & CEO of HemoBioTech, Inc., new services provided by Texas Tech to the company should include:


PROJECT I: CONTINUATION OF THE NECESSARY ACTIVITIES ASSOCIATED WITH MAINTAINING THE ANIMAL BLOOD DONOR FACILITY IN COOPERATION WITH THE DEPARTMENT OF ANIMAL SCIENCES AT TTU.

         This facility, which is housing [*] cows, was established in March 2005, is located at [*] and supervised by Dr. Simoni. The detailed maintenance budget for the period January 1, 2006 - December 31, 2006 is presented as ATTACHMENT 1. The maintenance budget for the period of January 1, 2007 - December 31, 2007, and beyond if necessary, will be presented at the end of 2006.

PROJECT II: PARTICIPATION IN THE IND PROCESS THAT WILL INCLUDE, BUT NOT BE LIMITED TO:

         1. Scientific and technical interaction with and support of CRO groups, which will represent HemoBioTech, Inc. at the FDA level.

         2. Manufacturing [*] HemoTech(TM) to conduct possible pre-clinical experiments if mandated by the CRO or FDA. 3. Conducting additional IN VIVO animal pre-clinical studies with HemoTech(TM) if mandated by the CRO or FDA.

         4.    Conducting   additional   IN  VITRO   preclinical   studies  with
               HemoTech(TM)  if mandated by the FDA.

         5. Collaborating with the [*] through a contact with [*] to conduct all necessary histopathological

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*  Blank  spaces  contained   confidential   information  that  has  been  filed
   separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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

               examinations of the pre-clinical material collected during the European IND, if recommended by the CRO group.

         6. Conduct more studies on the interaction of HemoTech(TM) with automated analytical clinical tests, if recommended by the CRO group.

         7. Any other activities requested by CRO groups, the FDA, or other involved parties.

         These activities, according to HemoBioTech's plan, should take place in the first half of 2006. The time for completion of particular tasks can vary and can be more precisely determined after learning the FDA rulings. The SRA Team will do everything possible to supervise and expedite these protocols. The successful realization of these tasks, however, will depend on the availability of adequate funds. At this moment it is impossible to predict the exact cost of these activities, because the recommendations of the FDA have to be released.

PROJECT III:  MANUFACTURING OF CLINICAL-GRADE HEMOTECH(TM)

         The animal blood donors and the HemoTech(TM) production facility are generally ready to be used for this activity. The patented HemoTech(TM) manufacturing technology, developed at TTUHSC, will be implemented in this process. HemoTech(TM) manufacturing process will be similar to that described in the CMC documents and will include (see ATTACHMENT
         2):

         o   [*]

         o   [*]

         o   [*]

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*  Blank  spaces  contained   confidential   information  that  has  been  filed
   separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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

         o   [*]

         o   [*]

         o   [*]

         o   [*]

         o   [*]

         o   [*]

         [*]. The FDA decisions will dictate future activities and their associated costs. The exact cost of Project III will depend on the FDA recommended size and number of the HemoTech(TM) [*]. If, for instance, the FDA will recommend [*] larger than [*] liters, the SRA Team should be furnished with the necessary funds to scale up the manufacturing process. The budget presented in the Business Plan contains the provisions for such an eventuality. The scale up process will require purchasing of the necessary production equipment and probably expansion of the production facility within the TTUHSC building. (see BUSINESS
         PLAN)

         The number of [*] will depend on the scope of the clinical applications and number of patients selected for HemoTech(TM) in Phase I and Phase IIA of the clinical trials. The FDA recommendations will determine the organizational structure of the HemoTech(TM) production team. As of December 2005, HemoBioTech, Inc. is reimbursing only [*] hours per week for P.I.J. Simoni, [*] hours per week for Sr. Res. Assoc. J.F. Moeller, and [*] hours per week for Med. Res. Assist. G. Simoni. Our 21 years plus experience in the manufacturing of blood substitutes teaches us that its production requires a 24/7 commitment. Therefore, the successful completion of this task

----------
*  Blank  spaces  contained   confidential   information  that  has  been  filed
   separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

         will  depend  on the  ability  of  HemoBioTech,  Inc.  to  provide  the necessary funds to adequately compensate the SRA Team during the manufacturing of clinical-grade product. Moreover, as presented in 2003 to HemoBioTech's Executives the personnel requirements for manufacturing of clinical-grade HemoTech(TM) (ATTACHMENT 3) can increase. If necessary, the SRA Team should have access to funds for hiring of new employees to accommodate the anticipated expansion as presented previously. Therefore, for the above-mentioned and other reasons it is impossible to predict the exact costs of Project III. The necessary budget should include, but not be limited to have free access to funds for any consumables, new production and analytical equipment, services, labor compensation, related overhead and any other relevant expenses needed for satisfactory completion of Project III. However, we are almost sure that the total cost should not exceed the amount presented in the budget of the Business Plan. Therefore, Project III can only be completed successfully if the initial down-payment of $286,999 will be followed by continuous funding necessary to complete this manufacturing work. This task will be initiated in early [*] and completed as Phase IIA becomes resolved.

PROJECT IV: ADDITIONAL R&D ON HEMOTECH(TM)

         As recommended by Dr. Bollon, legal protection for HemoTech(TM) should be continued. After successful completion of the patent application for HemoTech's(TM) related [*] property, which according to the patent lawyers, will provide HemoTech(TM) with another [*] years of protection, the SRA Team already initiated the process of patenting of other therapeutic properties of HemoTech(TM).

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*  Blank  spaces  contained   confidential   information  that  has  been  filed
   separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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

         Project IV will include the completion of patent applications for HemoTech(TM) induced [*] and HemoTech(TM) [*] property. These tasks should be completed in the year [*]. The cost of these tasks should not exceed $[*] for research expenses excluding labor and patenting costs.

PROJECT V: Will contain any other unlisted and as yet unknown intellectual, scientific, technical, managerial and manufacturing activities, which will result from conducting the Phase HI of this project between January 1, 2006 and December 31, 2006.

TECHNICAL AND MANAGERIAL RESOURCES: Texas Tech University Health Sciences Center
         with twenty years of experience in the blood substitute field has all intellectual and almost all technical resources to successfully complete Phase III of the Project. If scale-up will be recommended new production equipment, facility expansion and hiring of new personnel must be funded.

FUNDING REQUESTS: The total funds requested for Phase III of the Project cannot be determined at the present time. The down payment of $286,999 will only initiate Phase III of the SRA Project.

         The exact cost of the entire Phase Ill will be determined during the course of the Project. The budget will be adjusted at least semi-annually and will reflect the dollar amount necessary to cover the costs of the procedures needed to comply with any FDA recommendations regarding the IND and clinical trial stages. Since, as of December 2005, the Texas Tech SRA Team and HemoBioTech, Inc. are unaware of any outcomes

----------
*  Blank  spaces  contained   confidential   information  that  has  been  filed
   separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

         of the future FDA meetings, it is impossible to predict the exact cost of Phase III of the Project. This includes, but is not limited to, the total costs of any consumables, equipment, services, labor compensation, related overhead and any other relevant expenses needed for satisfactory completion of the Project. However, the total cost should not exceed the amount presented in the budget of the Business Plan.

         The budget for Phase III of the Project includes [*]% overhead as mandated by the Sponsored Research Agreement. This [*]% overhead will cover use of the TTUHSC facilities during the funding period. (ATTACHMENT 4)


SUBMITTED BY:

JAN SIMONI, DVM, PHD

Associate Research Professor of Surgery and Internal Medicine
P.I. of Sponsored Research Agreement
TTUHSC, School of Medicine

Lubbock, TX 79430



SIGNATURE: /s/ Jan Simoni                                    DATE: 1/03/06












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*  Blank  spaces  contained   confidential   information  that  has  been  filed
   separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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


APPROVED BY:

BARBARA C. PENCE, PH.D.

Associate Vice President for Research and
Associate Dean for Research and the Graduate School

Office of Research and the Graduate School, TTUHSC Lubbock, TX 79430

SIGNATURE: /s/ Barbara Pence                         DATE: 1/09/06

MS. JUNE HOWARD

Director, Office of Sponsored Programs
TTUHSC, Lubbock, TX 79430

SIGNATURE: /s/ June Howard                           DATE: 1/09/06

LANCE ANDERSON, JD

Director, Office of Technology Transfer and Intellectual Properties TTU & TTUHSC, Lubbock, TX 79414



SIGNATURE: /s/ Lance Anderson                        DATE: 1/09/06







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ATTACHMENT 1.

ANIMAL BLOOD DONOR FACILITY MAINTENANCE BUDGET:

From:             Johnson, Jay W
To:               Simoni, Jan
Cc:
Subject: budget
Sent:             12/14/2005 2:00 PM
Importance:       Normal

Dr. Simoni, Here is the proposed budget
Thanks for working with us and have a great Christmas and a Happy Holiday. Jay W Johnson

Assistant Professor
Beef Cattle
Texas Tech University
806/742-2805 ext 253
806/742-2335
Proposed Budget.doc



                                 Proposed Budget
                              HemoBio Tech Project

                                                               AMOUNT
                                                               ------
               1.   Salary and Wages
                    Animal Technician
                    $[*] @ [*] Time                            $[*]
               2.   Fringes                                    $[*]
               3.   Feed & Care of cattle                      $[*]
               4.   Maintenance & Supplies                     $[*]
                        Subtotal Total                         $[*]
               5.   F&A @ [*]                                  $[*]
                                                               ------
                    Total Direct & Indirect Costs              $[*]

                               Budget Summary

         The exact cost of the budget for the year 2006 will be determined through the course of the project. The budget will be adjusted semi-annually to cover costs of any additional activities needed to comply with any FDA or other government entity recommendations.

         As of December 2005, the Texas Tech University team is unaware of any future FDA outcome meetings; thus it is impossible to predict if the purchasing of any new animals will be needed. Future purchases, which will increase the number of animals available for use, will be based upon FDA requirements. Subsequently, if new animals are warranted, the budget will be increased to not only cover these purchases, but any compensation, related overhead, and any relevant expenses needed for satisfactory completion of the project.



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*  Blank  spaces  contained   confidential   information  that  has  been  filed
   separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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


ATTACHMENT 4.

INITIAL DOWN PAYMENT FOR PHASE III: $286,999

PROJECT TITLE:   The Texas Tech-HemoBioTech Joint Blood Substitute Project.
                 Phase III: IND Process and HemoTech(TM) Manufacturing.
PROJECT DIRECTOR (at HemoBioTech, Inc.):  Dr. Arthur P. Bollon
PROJECT PRINCIPAL INVESTIGATOR (at TTUHSC):  Dr. Jan Simoni
DETAILED BUDGET FOR PHASE II OF THE PROJECT
FROM: January 1, 2006                                 THROUGH: December 31, 2006
SALARY:

                                                                      DOLLAR AMOUNT REQUESTED
NAME                ROLE ON                     TYPE%       SALARY        SALARY         FRINGE       TOTAL
                    PROJECT           APPT      EFF         BASE          REQUESTED      (includ.4%for infl.)
                                      (mo)
SIMONI, Jan         P.I.                 12        [*]%     [*]           [*]             [*]          [*]
MOELLER, John F.    Sr.Res.Assoc         12        [*]%     [*]           [*]             [*]          [*]
SIMONI, Grace       Med.Res.Asst         12        [*]%     [*]           [*]             [*]          [*]
To be hired         Animal Tech.         12        [*]%     [*]           [*]             [*]          [*]
Additional Compensation During HemoTech(TM) Manufacturing and QC/QA
(Over-Time; HSC OP: [*])                                                  [*]             [*]          [*]
SALARY SUBTOTALS:                                                         [*]             [*]          [*]
CONSULTANTS:                                                              [*]             [*]          [*]
EQUIPMENT (ITEMIZE):
Phase III of this project will require:         QC Analytical Equipment (GC)                           [*]
                                                Electronic Signature Labeling System                   [*]
                                                Co-oximeter                                            [*]
                                                HemoScan                                               [*]
TOTAL:                                                                                                 [*]
SUPPLIES: (Itemize by category):
Initial payment for production of [*]:                                                                 [*]
Initial payment for production of HemoTech(TM)                                                         [*]
Cattle care and feed:                                                                                  [*]
Other Supplies for cattle care feed                                                                    [*]
[*] Supplies:                                                                                          [*]
Analytical Chemistry Interference with HemoTech(TM) Supplies:                                          [*]
Initial payment for new [*]:                                                                           [*]
TOTAL:                                                                                                 [*]
ALTERATIONS AND RENOVATIONS:                                                                           [*]
OTHER EXPENSES:
Photocopying, postage, phone, secretarial, e-mail/internet connection:                                 [*]
TRAVEL: For P.I. and co-investigators to travel to company headquarter, FDA, etc.:                     [*]
SUBTOTAL:  INITIAL DIRECT COST FOR PHASE III OF THE PROJECT:                                           [*]
TTUHSC OVERHEAD (Modified [*]% of [*] base-excluding equipment):                                       [*]
INITIAL TOTAL FOR PHASE III (FIRST DOWN PAYMENT):                                                      [*]
                                                                         MINUS $ APPROX. 41,500 FROM PHASE II
INITIAL TOTAL FOR PHASE III:                                                                          286,999

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*  Blank  spaces  contained   confidential   information  that  has  been  filed
   separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                       3